UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 30, 2009

Wells Real Estate Fund III, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-18407	58-1800833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia		30092-3365
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Impairment of Real Estate Assets

Fund II and Fund III Associates (“Fund II-III Associates”) owned 100% of a four-story office building containing approximately 116,000 rentable square feet, located in Houston, Texas (“2100 Space Park Drive”). Fund II-III Associates is a joint venture partnership between Wells Real Estate Fund III, L.P. (the “Registrant”) and Fund II and Fund II-OW, a joint venture partnership between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. The Registrant holds an equity interest of approximately 36.2% in Fund II-III Associates.

After careful consideration, Fund II-III Associates concluded that pursuing a strategy to sell 2100 Space Park Drive in its current condition would be in the best interests of the joint venture partners. Effective April 24, 2009, Fund II-III Associates entered into a contract to sell 2100 Space Park Drive for $8,000,000. As a result, Fund II-III Associates reevaluated the recoverability of the property’s carrying value and recorded an impairment loss of approximately $850,000 (approximately $308,000 of which was allocated to the Registrant) to reduce the carrying value of the property to a revised estimate of its fair value based on the $8,000,000 contract price, less estimated selling costs, as of March 31, 2009.

Item 2.01.	Disposition of Assets

On April 30, 2009, Fund II-III Associates closed on the sale of 2100 Space Park Drive to an unaffiliated third party for a gross sales price of $8,000,000, less closing costs. As a result of the sale, Fund II-III Associates received net sale proceeds of approximately $7,705,000, of which approximately $2,792,000 is allocable to the Registrant, and recognized a gain on sale of approximately $44,000, of which approximately $16,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2008	F-2

Pro Forma Statement of Operations for the year ended December 31, 2008	F-3

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND III, L.P. (Registrant)

By:	WELLS CAPITAL, INC. General Partner

	By:	/s/ Douglas P. Williams

Douglas P. Williams Senior Vice President

Date: May 6, 2009

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WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund III, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2008.

The following unaudited pro forma balance sheet as of December 31, 2008 has been prepared to give effect to the April 30, 2009 sale of 2100 Space Park Drive by Fund II and Fund III Associates (“Fund II-III Associates”), a joint venture partnership between the Registrant and Fund II and Fund II-OW, as if the disposition and distribution of net sale proceeds therefrom had occurred on December 31, 2008. The Registrant holds an equity interest of approximately 36.2% in Fund II-III Associates, which owned 100% of 2100 Space Park Drive.

The following unaudited pro forma statement of operations for the year ended December 31, 2008 has been prepared to give effect to the sale of 2100 Space Park Drive as if the disposition occurred on January 1, 2008.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved if the disposition of 2100 Space Park Drive had been consummated as of January 1, 2008. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain or loss that would have been recognized if the aforementioned property sale had occurred on January 1, 2008.

F-1

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

December 31, 2008

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$2,841,331	$(3,147,115	)(b)	$0
		305,784	(c)
Cash and cash equivalents	213,370	2,792,412	(d)
		(305,784	)(c)	2,699,998
Other assets	461	0		461

Total assets	$3,055,162	$(354,703)		$2,700,459

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$14,539	$0		$14,539
Due to affiliates	20,731	0		20,731

Total liabilities	35,270	0		35,270

Partners’ Capital:
Limited partners:
Class A – 19,635,965 units issued and outstanding	3,019,892	(354,703	)(e)	2,665,189
Class B – 2,544,290 units issued and outstanding	0	0		0
General partners	0	0		0

Total partners’ capital	3,019,892	(354,703)		2,665,189

Total liabilities and partners’ capital	$3,055,162	$(354,703)		$2,700,459

(a)

Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2008.

(b)	Reflects the GAAP-basis of the Registrant’s investment in 2100 Space Park Drive of as of December 31, 2008.

(c)	Reflects the Registrant’s assumed cash contribution to Fund II-III Associates to fund its pro rata share of Fund II-III Associates’ accrued liabilities.

(d)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund II-III Associates as a result of the sale of 2100 Space Park Drive.

(e)

Reflects the Registrant’s proportionate share of the pro forma loss allocated from the sale of 2100 Space Park Drive. The allocation of loss between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

F-2

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES	$(142,138)	$139,426	(b)	$(2,712)

GENERAL AND ADMINISTRATIVE	173,484	0		173,484

INTEREST AND OTHER INCOME	24,189	0		24,189

NET INCOME (LOSS)	$(291,433)	$139,426		$(152,007)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$(291,433)	$139,426		$(152,007)

CLASS B	$0	$0		$0

NET INCOME (LOSS) PER LIMITED PARTNER UNIT:
CLASS A	$(0.01)	$0.00		$(0.01)

CLASS B	$0.00	$0.00		$0.00

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2008.

(b)

Reflects a reduction of equity in loss of Fund II-III Associates incurred by the Registrant related to 2100 Space Park Drive for the year ended December 31, 2008. The pro forma adjustment represents the Registrant’s pro rata share of rental revenues, less operating expenses, management fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant’s pro rata share of the impairment loss recognized on 2100 Space Park Drive in the first quarter of 2009 or the gain (loss) on the sale of 2100 Space Park Drive that would have been recognized if the transaction occurred on January 1, 2008.

F-3